UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 05, 2007
CONVENTION ALL
HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-136791 (Commission File Number)	20-5068091 (IRS Employer Identification No.)

45 Broadway, 2nd Floor New York, New York		10006

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 742-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On April 05, 2007, Mr. Frank Cassell and Mr. Tom Cassell (the “Cassells”) entered into an Affiliate Stock Purchase Agreement (the “Transaction”) with Bruce Meyers, as representative of the purchasers (“Buyers’ Rep.”), pursuant to which the Cassells sold 15,000,000 shares of the common stock, par value $0.000001 per share of Convention All Holdings, Inc. (the “Registrant” or the “Company”), to Buyers’ Rep., for an aggregate purchase price of $650,000.00. Of the $650,000 purchase price, 60% was allocated for the Subsidiary Sale (described below) and 40% for the purchased shares. Buyers’ Rep. has no relationship with the Company or any of its affiliates other than in respect of the Stock Purchase Agreement. Following Buyers’ Rep., purchase of the shares pursuant to the Stock Purchase Agreement, Buyers’ Rep. became the holder of approximately 95% of the Company’s issued and outstanding shares of common stock. Buyers’ Rep. used the purchasers own capital to purchase the stock. As used herein, the term capital includes sources such as banks and brokerage firm margin accounts. Before the execution of the Stock Purchase Agreement, the controlling stockholders of the Company were the Cassells.
     As of April 4, 2007, the Registrant had entered into a stock purchase agreement for the Registrant to sell all the common stock of its wholly owned subsidiary (the “Subsidiary Sale”) and all or substantially all of the assets of the Company to the Cassells. As a result the Registrant sold off its existing business, and replaced its management.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     The disclosure regarding the acquisition and disposition of the registrant’s assets in Item 1.01 above, is incorporated herein by reference.
Forward-Looking Statements
     Statements contained in this report include “forward-looking statements” within the meaning of such term in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act. Forward-looking statements involve known and unknown risks, uncertainties and other factors which could cause actual financial or operating results, performances or achievements expressed or implied by the forward-looking statements not to occur or be realized. Forward-looking statements generally are based on our best estimates of future results, performances or achievements, based upon current conditions and the most recent results of the companies involved and their respective industries. Forward-looking statements may be identified by the use of forward-looking terminology such as “may,” “will,” “could,” “project,” “expect,” “believe,” “estimate,” “anticipate,” “intend,” “continue,” “potential,” “opportunity” or similar terms, variations of those terms or the negative of those terms or other variations of those terms or comparable words or expressions.

     Persons reading this report should carefully consider such risks, uncertainties and other information, disclosures and discussions which contain cautionary statements identifying important factors that could cause actual results to differ materially from those provided in the forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Item 3.02. Unregistered Sales of Equity Securities.
     The disclosure regarding the unregistered sale of equity securities of the registrant in Item 1.01 above, which describes the transaction and the type and amount of consideration received by the registrant, is incorporated herein by reference.
     The offers and sales of these securities were deemed to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(2) of the Securities Act as a transaction by the registrant not involving any public offering.
Item 5.01 Changes in Control of Registrant.
     The disclosure regarding the change in control of the registrant in Item 1.01 above, is incorporated herein by reference.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (b) In connection with the Transaction, Frank Cassell and Tom Cassell, representing all of the former officers and directors of the registrant resigned on April 05, 2007 and were replaced by Robert Rubin. Mr. Robert Rubin, as CEO and Chairman of the Board, is the sole-director and officer of the Company. All other disclosure regarding the departure and appointment of the principal officers and directors of the registrant in Item 1.01 above, is incorporated herein by reference.
     (c) The biography of the sole officer and sole director is set forth below:
     Robert M. Rubin. Age 66, Mr. Rubin has served as the Chairman of the Board of Directors of Solar Thin Films, Inc. f/k/a American United Global Inc, since May 1991, and was the Chief Executive Officer from May 1991 to January 1, 1994. Between October 1990 and January 1, 1994, Mr. Rubin served as the Chairman of the Board and Chief Executive Officer of the company and its subsidiaries; from January 1, 1994 to January 19, 1996, he served only as Chairman of the Board of the company and its subsidiaries. From January 19, 1996 to the present, Mr. Rubin served as Chairman of the Board, President and Chief Executive Officer. Mr. Rubin was the founder, President, Chief Executive Officer and a Director of Superior Care, Inc. (“SCI”) from its inception in 1976 until May 1986, when the business was sold to Olsten Corporation (NYSE). Mr. Rubin continued as a director of SCI until the latter part of 1987. Mr. Rubin is also a Director of Western Power and Equipment Corp. Mr. Rubin was a director of Med-

Emerg, Inc., a publicly held Canadian management company for hospital emergency rooms and outpatient facilities until November 2001. Mr. Rubin was also a director of StyleSite Marketing, Inc., which liquidated its assets for the benefit of secured creditors in January 2000.
     Mr. Rubin was elected to the Board as the representative of the purchasers represented by the Buyers’ Rep. He is to serve a one-year term or until his successor is elected and qualified. Mr. Rubin has not entered into transaction with the Registrant.
Item 9.01. Financial Statements and Exhibits.
     Copies of the following documents are included as exhibits to this report pursuant to Item 601 of Regulation S-B.
Exhibits

SEC Ref. No	Description of Document
10.1	Affiliate Stock Purchase Agreement dated April 5, 2007
10.2	Stock Purchase Agreement for Subsidiary and assets of the Company dated as of April 4, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2007	CONVENTION ALL HOLDINGS, INC.
	By:	/s/ Robert Rubin
		Name:	Robert Rubin
		Title:	President